Exhibit 99.1

CIRCOR to Review Crane’s Unsolicited Tender Offer

BURLINGTON, Mass., June 17, 2019 — CIRCOR International, Inc. (NYSE: CIR) (“CIRCOR”) today confirmed that Crane Co. (NYSE: CR) (“Crane”) has commenced an unsolicited tender offer to acquire all of the outstanding shares of CIRCOR common stock for $45 per share in cash.

Consistent with its fiduciary duties and in consultation with its independent legal and financial advisors, the CIRCOR board of directors will carefully review and evaluate Crane’s tender offer to determine the course of action that it believes is in the best interests of CIRCOR and its shareholders. CIRCOR shareholders do not need to take any action at this time.

The CIRCOR board of directors intends to make its recommendation with respect to the tender offer to shareholders within ten business days by making available to shareholders and filing with the Securities and Exchange Commission a Solicitation / Recommendation Statement on Schedule 14D-9.

About CIRCOR

CIRCOR International, Inc. is a leading global flow control technology company that designs, manufactures and markets differentiated technology products and sub-systems for markets including aerospace & defense, industrials and oil & gas. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. CIRCOR’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top talent.

CIRCOR routinely posts information that may be important to investors in the “Investor Relations” section of its website at www.circor.com. The company encourages investors and potential investors to consult the CIRCOR website regularly for important information.

Additional Information About the Crane Tender Offer

CIRCOR International, Inc. (“CIRCOR”) intends to file a Solicitation / Recommendation Statement on Schedule 14D-9 with respect to the Crane tender offer with the Securities and Exchange Commission (“SEC”) within ten business days of the commencement of the tender offer.  CIRCOR SHAREHOLDERS ARE ADVISED TO READ THE SOLICITATION / RECOMMENDATION STATEMENT AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER.  Shareholders will be able to obtain free copies of the Solicitation / Recommendation Statement and other documents filed with the SEC by CIRCOR with respect to the tender offer at the SEC’s website at http://www.sec.gov.  In addition, shareholders will be able to obtain free copies of these documents from CIRCOR by directing a request to CIRCOR at CIRCOR International, 30 Corporate Drive, Suite 200, Burlington, Massachusetts 01803-4238, Attention: investor relations, or by calling (781) 270-1200.  Shareholders may also request copies of these documents from MacKenzie Partners, Inc., which is assisting CIRCOR in this matter, by calling 800-322-2885 Toll-Free or by email at circor@mackenziepartners.com.

Forward Looking Statements

This press release contains forward-looking statements.  Reliance should not be placed on forward-looking statements because they involve risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR.  Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to Crane’s unsolicited tender offer.  Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements.  Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divestiture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs.  BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING CIRCOR, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED “RISK FACTORS” IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE “INVESTORS” LINK OF OUR WEBSITE AT WWW.CIRCOR.COM.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts

David F. Mullen

Senior Vice President Finance

CIRCOR International

(781) 270-1200

Matthew Sherman / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449